THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2024

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
VARIABLE LIFE
VARIABLE COMPLIFE®
VARIABLE JOINT LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement updates certain information in the most recent prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policies and any supplements to the prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged and the terms and section headings we used in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectuses or supplements without charge upon request. Please retain this Supplement for future reference.

Sub-Adviser Change for Mid Cap Growth Stock Portfolio
Effective October 28, 2024, J.P. Morgan Investment Management, Inc. has replaced Wellington Management Company LLP as the sub-adviser for the Mid Cap Growth Stock Portfolio. Please note that with respect to this change, some systems and forms may temporarily reference the previous sub-adviser for this Portfolio.
In light of these changes, in APPENDIX A—Portfolios Available under Your Contract, the following rows in the table are amended to contain the following information.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 year
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	14.96%	10.00%	7.05%
This Supplement is dated October 28, 2024.